--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           CURTIS INTERNATIONAL LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               ONTARIO                               98-0154299
       (STATE OF INCORPORATION)                   (I.R.S. EMPLOYER
                                                IDENTIFICATION NO.)

                               7 KODIAK CRESCENT
                               DOWNSVIEW, ONTARIO
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                    M3J 3E5
                                   (ZIP CODE)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [ ]

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [ ]

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT: NONE

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

COMMON STOCK, NO PAR VALUE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The information contained under the heading entitled "DESCRIPTION OF SECURITIES" -- "Common Stock," of the Prospectus included in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-56661), as amended, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.

ITEM 2. EXHIBITS.

     1.      Bylaws of Registrant.*
     2.      Articles of Amalgamation dated January 23, 1998.**
     3.      Articles of Amalgamation dated May 29, 1998.***
     4.      Specimen Common Stock Certificate.****

---------------
* Filed as Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-56661), incorporated herein by reference.

** Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-56661), as amended, and incorporated herein by reference.

*** Filed as Exhibit 3.3 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-56661), as amended, and incorporated herein by reference.

**** To be filed, by amendment, as Exhibit 4.3 to the Registrant's Registration
     Statement on Form SB-2 (Registration No. 333-56661), as amended, and incorporated herein by reference.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                           CURTIS INTERNATIONAL LTD.
                                                           (Registrant)

Dated: August 27, 1998                                       By: /s/ AARON HERZOG
                                                           -------------------------
                                                                 Aaron Herzog
                                                                   President